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EXHIBIT 10.41



June 30, 1998



Mr. Jess E. Benton, III
ABM Industries Incorporated
160 Pacific Avenue, Suite 222
San Francisco, CA  94111


RE:  AMENDMENT OF DIVISION EXECUTIVE EMPLOYMENT AGREEMENT --
     INCREASE IN SUPPLEMENTAL EXECUTIVE RETIREMENT PENSION ("SERP")


Dear Jay:

I am pleased to inform you that the Executive Officer Compensation and Stock Option Committee of ABM's Board of Directors has approved an increase in the monthly benefit payable to you to $2,083.00 under this plan. Accordingly, the maximum benefit payable to you shall increase to $250,000.00.

This letter shall, in this regard, amend your Executive Employment Agreement, as follows:

     The monthly Consulting Fees benefit set forth in paragraph X.5 CONSULTANCY shall be $2083.00.

Please sign and date all three (3) originals and return two (2) of them to me.

Very truly yours,

/s/ William W. Steele

William W. Steele




I hereby agree to the foregoing amendment.

/s/ Jess E. Benton III                  June 30
                              Dated:              , 1998
Jess E. Benton, III